                                                                    EXHIBIT 99.6






                        WIRELESS SOURCE DISTRIBUTION LTD.

                              REGINA, SASKATCHEWAN

                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                         MANAGEMENT'S RESPONSIBILITY FOR
                              FINANCIAL STATEMENTS


The accompanying financial statements of WIRELESS SOURCE DISTRIBUTION LTD. have been prepared by the Company's management in accordance with Canadian generally accepted accounting principles and necessarily include some amounts based on informed judgement and management estimates.

To assist management in fulfilling its responsibilities, a system of internal controls has been established to provide reasonable assurance that the financial statements are accurate and reliable and that assets are safeguarded.

The board of directors has reviewed and approved these financial statements.

These financial statements have been examined by the independent auditors, VIRTUS GROUP LLP, and their report is presented separately.




   (signed)  Allen Cowie                             (signed) Dallas Robinson
----------------------------                       -----------------------------

  CHIEF FINANCIAL OFFICER                             CHIEF EXECUTIVE OFFICER

                           [VIRTUS GROUP LETTERHEAD]


                                AUDITORS' REPORT

TO THE SHAREHOLDERS,
WIRELESS SOURCE DISTRIBUTION LTD.

We have audited the balance sheets of WIRELESS SOURCE DISTRIBUTION LTD. as at DECEMBER 31, 2002 AND 2001 and the statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at DECEMBER 31, 2002 AND 2001 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.


REGINA, SASKATCHEWAN                                 [SIGNED] VIRTUS GROUP LLP
APRIL 14, 2003                                       CHARTERED ACCOUNTANTS

                        WIRELESS SOURCE DISTRIBUTION LTD.
                                  BALANCE SHEET
                             AS AT DECEMBER 31, 2002
                       (WITH COMPARATIVE FIGURES FOR 2001)

------------------------------------------------------------------------------------------------------------
                                                  ASSETS
                                                                                   CANADIAN FUNDS
                                                                             2002                 2001
                                                                             ----                 ----
CURRENT ASSETS
      Cash                                                            $      369,350         $     19,757
      Accounts receivable                                                    378,954               93,446
      Inventory                                                               50,738               48,429
                                                                      --------------         ------------
                                                                             799,042              161,632

DUE FROM RELATED PARTIES (Note 3)                                             22,125                  -
CAPITAL ASSETS (Note 2)                                                        8,930                2,766
                                                                      --------------         ------------
                                                                      $      830,097         $    164,398
                                                                      ==============         ============

                                               LIABILITIES
CURRENT LIABILITIES
      Accounts payable and accrued liabilities                        $      828,803         $    164,465
      Income taxes payable                                                       900                  -
                                                                      --------------         ------------
                                                                             829,703              164,465
                                                                      --------------         ------------

                                           SHAREHOLDERS' EQUITY
CAPITAL STOCK (Note 4)                                                           100                  100
RETAINED EARNINGS (DEFICIT)                                                      294                 (167)
                                                                      --------------         ------------
                                                                                 394                  (67)
                                                                      --------------         ------------
                                                                      $      830,097         $    164,398
                                                                      ==============         ============
------------------------------------------------------------------------------------------------------------

APPROVED BY THE BOARD:

_________________________ Director           __________________________ Director

                        WIRELESS SOURCE DISTRIBUTION LTD.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
         (WITH COMPARATIVE FIGURES FOR THE YEAR ENDED DECEMBER 31, 2001)

--------------------------------------------------------------------------------------------
                                                                 CANADIAN FUNDS
                                                           2002                      2001
                                                           ----                      ----
REVENUE                                               $      1,667,335         $    386,545

DISCOUNTS AND PROGRAMS                                          11,284                -
                                                      --------------------------------------

NET SALES                                                    1,656,051              386,545

COST OF GOODS SOLD                                           1,534,153              345,119
                                                      --------------------------------------

GROSS PROFIT                                                   121,898               41,426
                                                      --------------------------------------
EXPENSES
      Advertising and promotion                                  6,271                 -
      Amortization                                               2,034                  394
      Bad debts                                                    -                  3,600
      Commissions                                                7,058                1,281
      Consulting                                                12,131                2,000
      Dues and memberships                                         165                 -
      Interest and bank charges                                  3,858                1,299
      Management fees                                           65,400               23,293
      Office and general                                         4,989                  603
      Professional fees                                          3,121                2,474
      Rent                                                       7,150                2,950
      Repairs and maintenance                                    1,762                   52
      Travel                                                     1,131                1,317
      Utilities                                                  5,215                2,330
      Worker's compensation                                        252                 -
                                                      --------------------------------------
                                                               120,537               41,593
                                                      --------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                                1,361                (167)

INCOME TAXES                                                       900                 -
                                                      --------------------------------------

NET INCOME (LOSS)                                                  461                (167)

RETAINED EARNINGS (DEFICIT) - BEGINNING OF YEAR                   (167)                 -
                                                      --------------------------------------

RETAINED EARNINGS (DEFICIT) - END OF YEAR             $            294          $     (167)
                                                      ======================================
--------------------------------------------------------------------------------------------

                        WIRELESS SOURCE DISTRIBUTION LTD.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
         (WITH COMPARATIVE FIGURES FOR THE YEAR ENDED DECEMBER 31, 2001)

----------------------------------------------------------------------------------------------------------
                                                                               CANADIAN FUNDS
                                                                         2002                      2001
                                                                         ----                      ----

CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
      Net income (loss)                                           $           461         $       (167)
      Items not involving cash:
           - Amortization                                                   2,034                  394
                                                                  -------------------------------------
                                                                            2,495                  227
      Non-cash operating working capital (Note 5)                         377,421               22,590
                                                                  -------------------------------------
                                                                          379,916               22,817
                                                                  -------------------------------------

CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES:
      Increase in due from related parties                                (22,125)                -
      Additions to capital assets                                          (8,198)              (3,160)
                                                                  -------------------------------------
                                                                          (30,323)              (3,160)
                                                                  -------------------------------------

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
      Capital stock issuance                                                 -                     100
                                                                  -------------------------------------

INCREASE IN CASH                                                          349,593               19,757

CASH POSITION - BEGINNING OF YEAR                                          19,757                  -
                                                                  -------------------------------------

CASH POSITION - END OF YEAR                                        $      369,350         $     19,757
                                                                   ======================= ============

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash used for:

Interest                                                                    3,585                  -

Income taxes                                                                  -                    -

---------------------------------------------------------------------------------------------------------

                        WIRELESS SOURCE DISTRIBUTION LTD.
                        NOTES TO THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
         (WITH COMPARATIVE FIGURES FOR THE YEAR ENDED DECEMBER 31, 2001)

--------------------------------------------------------------------------------

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The financial statements have been prepared in accordance with generally accepted accounting principles in Canada which are, in all significant respects, consistent with generally accepted accounting principles in the United States. Use of these accounting principles required management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known. The financial statements reflect the following policies:

      REVENUE RECOGNITION

      Revenue from the sale of wholesale telecommunications accessories and equipment is recognized on the accrual basis at the time of delivery.

      INVENTORY

      Telecommunications and accessories inventory is recorded at the lower of cost and net realizable value.

      CAPITAL ASSETS

      Capital assets are recorded at cost less accumulated amortization. Amortization is provided on the straight-line basis over the estimated useful life of the assets at the following rates:

              Computer software                                     5 years
              Furniture and fixtures                               10 years
              Leasehold improvements                                5 years


2.    CAPITAL ASSETS

                                                                        2002                                      2001
                                                -----------------------------------------------------------------------------
                                                                       ACCUMULATED           NET BOOK             NET BOOK
                                                      COST             AMORTIZATION            VALUE                VALUE
                                                -----------------------------------------------------------------------------

      Computer software                         $        7,844       $        1,569        $       6,275        $        -
      Furniture and fixtures                             2,379                  476                1,903                2,141
      Leasehold improvements                             1,136                  384                  752                  625
                                                -----------------------------------------------------------------------------
                                                $       11,359       $        2,429        $       8,930         $      2,766
                                                =============================================================================
--------------------------------------------------------------------------------------------------------------------------------

                        WIRELESS SOURCE DISTRIBUTION LTD.
                        NOTES TO THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
         (WITH COMPARATIVE FIGURES FOR THE YEAR ENDED DECEMBER 31, 2001)

---------------------------------------------------------------------------------------------------------------------------------
3.    DUE FROM (TO) RELATED PARTIES
                                                                                             2002                      2001
                                                                                             ----                      ----
      Due from ROBINSON MARKETING AND CONSULTING
           - director's company                                                         $          3,000          $     -

      Due from ROBERT SIM
           - director                                                                             19,125                -
                                                                                       --------------------------------------

                                                                                        $         22,125            $   -
                                                                                       ======================================

      The amounts are non-interest bearing and have no specific terms of repayment.

4.    CAPITAL STOCK

      AUTHORIZED:
        -    Unlimited Class "A"     shares, non-voting,
                                     participating
        -    Unlimited Class "B"     shares, voting,
                                     non-participating
        -    Unlimited Class "C"     shares, non-voting,
                                     participating, redeemable
                                     and retractable
        -    Unlimited Class "D"     shares, non-voting,
                                     participating, redeemable
                                     and retractable

                                                                                             2002                      2001
                                                                                             ----                      ----
      ISSUED:
        -          100 Class "B" shares                                                 $       100               $       100
                                                                                       =======================================

5.    NON-CASH OPERATING WORKING CAPITAL

      Details of net change in each element of working capital relating to operations excluding cash are as follows:

                                                                                             2002                      2001
                                                                                             ----                      ----
      (INCREASE) DECREASE IN CURRENT ASSETS:
           Accounts receivable                                                          $      (285,508)         $   (93,446)
           Inventory                                                                             (2,309)             (48,429)
                                                                                       --------------------------------------
                                                                                               (287,817)            (141,875)
                                                                                       --------------------------------------

      INCREASE (DECREASE) IN CURRENT LIABILITIES:
           Accounts payable and accrued liabilities                                              664,338             164,465
           Income taxes payable                                                                      900                 -
                                                                                       --------------------------------------
                                                                                                 665,238             164,465
                                                                                       --------------------------------------


                                                                                       $         377,421          $   22,590
                                                                                       ======================================

                        WIRELESS SOURCE DISTRIBUTION LTD.
                        NOTES TO THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
         (WITH COMPARATIVE FIGURES FOR THE YEAR ENDED DECEMBER 31, 2001)

--------------------------------------------------------------------------------
6.   RELATED PARTY TRANSACTIONS

     The Company incurred the following related party transactions for the year:

                                                                                             2002                      2001
                                                                                             ----                      ----
      Revenue - sale of product to:
           -  WIRELESS AGE COMMUNICATIONS LTD., common directors                      $          179,573      $        -

      Cost of Sales - purchase of product from:
           -  WIRELESS AGE COMMUNICATIONS LTD., common directors                                  35,465               -

      Management fees:
           -  WIRELESS AGE COMMUNICATIONS LTD., common directors                                  40,433               -
           - ROBINSON MARKETING AND CONSULTING, director's company                                 2,000               -
           - ROBERT SIM, director                                                                  5,000               -

      These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

      At the end of the year, the amount included in trade accounts receivable (accounts payable) is as follows:

                                                                                             2002                      2001
                                                                                             ----                      ----
      WIRELESS AGE COMMUNICATIONS LTD., director's company                            $       23,306          $     (120,170)

      The balance is payable on demand and has arisen from the transactions referred to above.

7.    FINANCIAL INSTRUMENTS AND RISKS
      INTEREST RATE AND CREDIT RISK:

      The company is not subject to any significant concentration of credit risk. Accounts receivable are generally the result of sales to large telecommunication companies. Cash is on deposit with a major financial institution.

      FAIR VALUE:

      The Company's recorded financial instruments consist of accounts receivable, due from related parties, accounts payable and accrued liabilities. The fair value of accounts receivable and accounts payable and accrued liabilities approximate their recorded value given the short term nature of the amounts. The difference between fair value of amounts due to related parties and the recorded amounts is not significant.

8.    COMPARATIVE FIGURES

      Certain comparative figures have been reclassified to conform with the presentation in the current year.

--------------------------------------------------------------------------------